UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 20, 2026

Strawberry Fields REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41628	84-2336054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

6101 Nimtz Parkway
South Bend, Indiana		46628
(Address of principal executive offices)		(Zip Code)

(574) 807-0800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	STRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On May 19, 2026, Strawberry Fields REIT, Inc. (the “Company”) completed an offering of units solely within Israel, pursuant to exemptions from registration contained in Regulation S (17 CFR Sections 230.901, et. seq.). The units consisted of par value NIS1,000 Bonds (Series C) and 16 Warrants (Series 1) and yielded gross proceeds of approximately $56 million. Neither the bonds nor the warrants will be listed for trading on any U.S. stock exchange or market. The terms of the Regulation S offering are set forth in the Shelf Offering Report filed with the Tel Aviv Stock Exchange LTD (the “TASE”), a copy of which is filed herewith as Exhibit 99.1, which is incorporated herein by reference.

The warrants are became exercisable upon their listing on the TASE and will expire on June 30, 2027. Each warrant entitles its holder to purchase one share of Company common stock at an exercise price per share equal to NIS 39.8. As of May 19, 2026, this was equal to $13.69. Notwithstanding the foregoing, the exercise price shall never be less than the closing price of a share of common stock on The NYSE American on the date prior to the issuance of the warrants. The terms of the warrants are governed by and are completely set forth in the Shelf Offering Report filed herewith as Exhibit 99.1, which is incorporated herein by reference.

The 2,603,936 shares of common stock underlying the warrants are offered and will be sold by the Company pursuant to an effective registration statement on Form S-3 (File No. 333-295065), as well as a prospectus supplement in connection the offering of such shares to be filed with the Securities and Exchange Commission on May 20, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
5.1	Opinion of Shapiro Sher Guinot & Sandler, P.A.	*
23.1	Consent of Shapiro Sher Guinot & Sandler, P.A. (included in Exhibit 5.1)	*
99.1	Shelf Offering Report	*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAWBERRY FIELDS REIT, INC.

Date:	May 20, 2026

By:	/s/ Moishe Gubin
Moishe Gubin
Chief Executive Officer and Chairman